(GRIZZLY SHORT FUND LOGO)

                                 Annual Report
                               September 30, 2000

DEAR FELLOW SHAREHOLDERS:

  If you don't understand how short selling works, you don't belong in this fund. It is also important to understand the Fund endeavors to be approximately 100% short individual stocks, REGARDLESS OF WHAT OUR OWN STOCK MARKET OPINION MIGHT BE. In periods when the U.S. stock market is strong, expect to lose money owning this fund.

  The short portfolio of stocks is carefully selected. This is not a short index fund, WE DO NOT amplify market movements and gains or losses via options,
           ---------
futures contracts or leverage, as other "short" funds may do. Per a rigorous set of quantitative, fundamental and technical disciplines, we initially select fifty stocks that rate "most vulnerable". Short positions equal to 2% of fund assets are established in each of the fifty stocks.

  On a daily basis, each position is closely monitored and adjusted per a rigid set of disciplines. THESE ARE AT LEAST AS IMPORTANT AS THE SELECTION DISCIPLINES. An individual short position is typically held from nine to thirteen weeks, although some could be held a year or more.

HOW TO USE THE GRIZZLY SHORT FUND

          o HEDGING: The fund is appropriate for investors concerned about stock market risk, fearing a decline in the value of their existing portfolios. The Grizzly Short Fund can be employed as an off-setting hedge, anticipating the value of the Grizzly Short Fund will rise while the value of the investor's existing long portfolio declines.

          o REDUCING TAX LIABILITY: Investors reluctant to reduce stock market risk by selling existing holdings with big gains (thereby realizing large capital gains) may prefer to reduce market risk via the Grizzly Short Fund.

          o TRADING AND SPECULATING: The Grizzly Short Fund can be a simple, easily employed vehicle for those who expect the stock market to go down and want to profit from it.

          o LONG/SHORT: Sophisticated investors have become increasingly drawn to "neutral" funds, funds that balance long positions against short positions. If the long positions go up (or go down less than the market) and short positions go down (or go up less than the market), the investor may realize a positive return with reduced risk.

             ...Pairing the Grizzly Short Fund with Leuthold Select
                Industries Fund or another aggressive fund is a simple way to accomplish the same result.

PERFORMANCE SO FAR

  The Grizzly Short Fund is a new fund, but we have been managing short portfolios with much the same disciplines for almost a decade. The Grizzly Short Fund was first offered to individual investors on June 19, 2000. IN THE FIRST FULL QUARTER OF OPERATION (Q3, 2000), THE FUND PRODUCED A 13.6% GAIN, compared to a 1% gain for the Russell 2000, a 1% loss for the S&P 500 and a 7.5% loss for the NASDAQ.

  This isn't much performance history, but Leuthold Weeden Capital Management, the fund's manager, has been managing 100% short portfolios since June 1, 1992, using a substantially identical approach. The year by year record of these short accounts appears in the Grizzly Short Fund's prospectus_we might note that the year 2000 is shaping up as our best year, but of course in previous years, the stock market, as measured by the S&P 500, was rising at a 20.7% annual rate (June 1, 1992 through year-end 1999).

METHODOLOGY

  Stocks are currently chosen from a universe of U.S. traded common stocks that have market capitalizations in excess of $1 billion, and where average daily trading is $6 million or more.

  The Grizzly Short Fund uses a disciplined, unemotional and quantitative analytical approach to select its short positions. Developed by The Leuthold Group, this is called "THE VULNERABILITY INDEX". This work is designed to identify stocks that are most likely to decline in price, or underperform the market.

  In addition to the assessment of a stock's Vulnerability Index rating, each stock currently held in the Grizzly Short Fund is monitored on a continuing basis. Individual short positions are increased, decreased or eliminated based on a set of disciplines based on these factors.

Sincerely,

/s/Steve Leuthold                      /s/Chuck Zender

Steve Leuthold                         Chuck Zender
Co-Portfolio Manager                   Co-Portfolio Manager

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED SEPTEMBER 30, 2000

                               GRIZZLY      RUSSELL 2000     S&P 500
                              SHORT FUND       INDEX          INDEX
                              ----------    ------------     -------
          3 month               13.56%         1.14%          -0.97%
          Since Inception       11.40%         0.12%          -3.04%

                 A $10,000 INVESTMENT IN THE GRIZZLY SHORT FUND

                       GRIZZLY SHORT          S&P 500           RUSSELL 2000
       DATE             FUND $11,138        INDEX $9,696       INDEX $10,012
       ----             ------------        ------------       -------------
  Inception 6/19/00        $10,000             $10,000             $10,000
            6/23/00         $9,920              $9,701              $9,764
            6/30/00         $9,810              $9,791              $9,899
             7/7/00         $9,730              $9,958             $10,112
            7/14/00         $9,250             $10,168             $10,390
            7/21/00         $9,680              $9,968             $10,009
            7/28/00        $10,340              $9,564              $9,390
             8/4/00        $10,030              $9,857              $9,649
            8/11/00        $10,190              $9,921              $9,781
            8/18/00         $9,950             $10,057              $9,884
            8/25/00         $9,810             $10,157             $10,070
             9/1/00         $9,680             $10,257             $10,395
             9/8/00        $10,070             $10,081             $10,277
            9/15/00        $10,340              $9,890             $10,188
            9/22/00        $10,860              $9,776              $9,958
Quarter End 9/29/00        $11,138              $9,696             $10,012

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2000

ASSETS:
   Investments, at value
     (cost $54,600)                                                $   54,600
   Receivable from broker for proceeds
     on securities sold short                                       2,348,422
   Deposit for short sales                                          2,094,119
   Receivable for investments sold                                    223,667
   Interest receivable                                                    106
   Expense reimbursement by Adviser                                     9,913
   Other assets                                                        18,110
                                                                   ----------
   Total Assets                                                     4,748,937
                                                                   ----------

LIABILITIES:
   Securities sold short, at market value
     (proceeds $2,440,024)                                          2,270,165
   Payable for investments purchased                                  100,037
   Dividends payable                                                      325
   Accrued expenses and other liabilities                              34,432
                                                                   ----------
   Total Liabilities                                                2,404,959
                                                                   ----------
NET ASSETS                                                         $2,343,978
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
   Capital  stock                                                  $2,124,002
   Accumulated undistributed net
     investment income                                                  1,788
   Accumulated undistributed net
     realized gain on short positions                                  48,329
   Net unrealized appreciation
     on short positions                                               169,859
                                                                   ----------
   Total Net Assets                                                $2,343,978
                                                                   ----------
                                                                   ----------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                           212,832
   Net Asset Value, Redemption Price
     and Offering Price Per Share                                      $11.01
                                                                       ------
                                                                       ------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 19, 2000(1)<F1> TO
  SEPTEMBER 30,  2000

INVESTMENT INCOME:
   Interest income                                                   $ 37,722
                                                                     --------
   Total investment income                                             37,722
                                                                     --------

EXPENSES:
   Shareholder servicing and
     accounting costs                                                  20,072
   Administration fee                                                  10,735
   Professional fees                                                    7,072
   Federal and state registration                                       5,720
   Investment advisory fee                                              4,181
   Custody fees                                                         2,600
   Reports to shareholders                                              1,664
   Directors' fees and expenses                                         1,040
   Other                                                                  520
                                                                     --------
   Total expenses before reimbursement
     and dividends on short positions                                  53,604
   Less: Reimbursement from Adviser                                   (45,242)
                                                                     --------
   Net expenses before dividends
     on short positions                                                 8,362
   Dividends on short positions                                           838
                                                                     --------
   Total expenses                                                       9,200
                                                                     --------
NET INVESTMENT INCOME                                                  28,522
                                                                     --------

REALIZED AND UNREALIZED
  GAINS ON SHORT POSITIONS:
   Net realized gain on short positions                                48,329
   Change in unrealized
     appreciation on short positions                                  169,859
                                                                     --------
   Net realized and unrealized
     gain on short positions                                          218,188
                                                                     --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $246,710
                                                                     --------
                                                                     --------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            JUNE 19, 2000(1)<F2>
                                                                     TO
                                                             SEPTEMBER 30, 2000
                                                             ------------------
OPERATIONS:
     Net investment income                                         $   28,522
     Net realized gain on short positions                              48,329
     Change in unrealized appreciation on short positions             169,859
                                                                   ----------
     Net increase in net assets from operations                       246,710
                                                                   ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                       (26,734)
                                                                   ----------
     Total distributions                                              (26,734)
                                                                   ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                      2,074,329
     Proceeds from shares issued to holders in
       reinvestment of dividends                                       25,458
     Cost of shares redeemed                                          (75,785)
                                                                   ----------
     Net increase in net assets from capital
       share transactions                                           2,024,002
                                                                   ----------
TOTAL INCREASE IN NET ASSETS                                        2,243,978

NET ASSETS:
     Beginning of period                                              100,000
                                                                   ----------
     End of period (including undistributed net
       investment income of $1,788)                                $2,343,978
                                                                   ----------
                                                                   ----------

(1)<F2>  Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                           JUNE 19, 2000(1)<F3>
                                                                    TO
                                                            SEPTEMBER 30, 2000
                                                            ------------------
PER SHARE DATA:
Net asset value, beginning of period                              $10.00
                                                                  ------
Income from investment operations:
     Net investment income                                          0.14(2)<F4>
     Net realized and unrealized gains on short positions           1.00
                                                                  ------
     Total from investment operations                               1.14
                                                                  ------

Less distributions:
     From net investment income                                    (0.13)
                                                                  ------
     Total distributions                                           (0.13)
                                                                  ------
Net asset value, end of period                                    $11.01
                                                                  ------
                                                                  ------

Total return                                                      11.40%(3)<F5>

Supplemental data and ratios:
     Net assets, end of period                                $2,343,978

Ratio of expenses to average net assets:
     Before expense reimbursement                                 16.28%(4) (5)
                                                                        <F6><F7>
     After expense reimbursement                                   2.75%(4) (5)
                                                                        <F6><F7>

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement                                (5.00)%(4) (6)
                                                                        <F6><F8>
     After expense reimbursement                                   8.53%(4) (6)
                                                                        <F6><F8>
Portfolio turnover rate                                               0%(7)
                                                                        <F9>

(1)<F3>   Commencement of operations.
(2)<F4> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F5>   Not annualized.
(4)<F6>   Annualized.
(5)<F7>   The operating expense ratios include dividends on short positions.
          The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 16.03% and 2.50%, respectively, for the period ended September 30, 2000.
(6)<F8>   The net investment income ratios include dividends on short positions.
(7)<F9> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2000

PRINCIPAL                                                           MARKET
  AMOUNT                                                            VALUE
---------                                                           ------
             SHORT-TERM
               INVESTMENTS - 2.3%+<F11>
   $28,877   Firstar Bank, 6.370% #<F10>                            $28,877
    25,723   Sara Lee, 6.220% #<F10>                                 25,723
                                                                    -------
             Total Short-Term
               Investments
               (Cost $54,600)                                        54,600
                                                                    -------
             TOTAL INVESTMENTS - 2.3%+<F11>
               (COST $54,600)                                       $54,600
                                                                    -------
                                                                    -------

 #<F10>   Variable rate security.  The rates listed are as of 9/30/00.
 +<F11>   Calculated as a percentage of net assets.

                     See notes to the financial statements.

SECURITIES SOLD SHORT
SEPTEMBER 30,  2000

  NUMBER                                                             MARKET
OF SHARES                                                             VALUE
---------                                                            ------
             COMMON STOCKS
       790   Alcoa Inc.                                            $   19,997
     1,400   Allegiance Telecom, Inc.                                  52,150
       440   Amazon.com, Inc.                                          16,912
     3,100   Answerthink Inc.                                          50,375
     1,330   Autodesk, Inc.                                            33,749
     1,380   AutoZone, Inc.                                            31,309
       700   Best Buy Co., Inc.                                        44,537
     1,800   Broadwing Inc.                                            46,012
     1,330   CNET Networks, Inc.                                       32,398
       600   Cablevision Systems
               Corporation                                             39,787
     2,530   Callaway Golf Company                                     38,899
     1,000   Cintas Corporation                                        43,562
     2,600   Citizens Communications
               Company                                                 34,937
       530   Clear Channel
               Communications, Inc.                                    29,945
       940   The Clorox Company                                        37,189
       740   Colgate-Palmolive Company                                 34,928
     1,340   Conexant Systems, Inc.                                    56,112
     1,400   Costco Wholesale Corporation                              48,912
     1,000   Cymer, Inc.                                               30,687
       900   Danaher Corporation                                       44,775
       400   Dell Computer Corporation                                 12,325
     1,500   Dendrite International, Inc.                              40,219
       800   Digital Island                                            15,000
     2,130   E*TRADE Group, Inc.                                       35,012
       530   eBay Inc.                                                 36,404
       500   Entercom Communications
               Corp.                                                   14,969
       500   FreeMarkets, Inc.                                         28,563
       700   Gateway, Inc.                                             32,725
     1,700   Gentex Corporation                                        42,500
       400   Inktomi Corporation                                       45,600
       420   International Business
               Machines Corporation                                    47,250
     1,300   International Speedway
               Corporation                                             50,700
       800   Intersil Holding Corporation                              39,900
     2,100   Intimate Brands, Inc.                                     39,244
       600   Kana Communications, Inc.                                 13,350
       680   Keane, Inc.                                               11,832
     1,400   Keynote Systems, Inc.                                     37,450
       360   Lamar Advertising Company                                 13,635
     1,000   The Estee Lauder
               Companies Inc.                                          36,625
       430   Level 3 Communications, Inc.                              33,164
     3,600   McLeodUSA Incorporated                                    51,525
     1,100   Metasolv Software, Inc.                                   44,963
     1,100   Michaels Stores, Inc.                                     44,000
       800   Molex Incorporated                                        43,550
       330   NTL Incorporated                                          15,283
     1,350   National Instruments
               Corporation                                             59,569
     1,400   Net2Phone, Inc.                                           31,500
     1,700   New Era of Networks, Inc.                                 41,358
     1,200   Nextel Communications, Inc.                               56,100
     1,150   NEXTLINK
               Communications, Inc.                                    40,466
     1,000   NIKE, Inc.                                                40,063
     1,440   NorthPoint Communications
               Group, Inc.                                             12,780
       420   Omnicom Group Inc.                                        30,634
     1,100   RCN Corporation                                           22,825
       900   SBS Broadcasting SA                                       35,831
     3,900   Sinclair Broadcast Group, Inc.                            42,656
       400   Sprint Corp (PCS Group)                                   14,025
       900   Symbol Technologies, Inc.                                 32,344
       500   TeleCorp PCS, Inc.                                         9,500
       700   Tellabs, Inc.                                             33,425
       740   Verizon Communications                                    35,844
     1,270   Viatel, Inc.                                              13,018
     1,500   VISX, Incorporated                                        40,406
       730   Wal-Mart Stores, Inc.                                     35,131
       660   The Walt Disney Company                                   25,245
       700   Winstar Communications, Inc.                              10,850
       540   Xircom, Inc.                                              13,635
                                                                   ----------
             TOTAL SECURITIES
               SOLD SHORT
               (PROCEEDS $2,440,024)                               $2,270,165
                                                                   ----------
                                                                   ----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

   Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Grizzly Short Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets. The Fund commenced operations on June 19, 2000.

   During the period prior to commencement of Fund operations, the Investment Adviser reimbursed the Fund for organizational expenses of $18,519.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities, which are listed on an exchange but which are not traded on the valuation date, are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

   b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

       The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

   f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund were as follows:

                                                   JUNE 19, 2000
                                                         TO
                                                   SEPT. 30, 2000
                                                   --------------
   Shares sold                                        207,985
   Shares issued to holders in
     reinvestment of dividends                          2,346
   Shares redeemed                                     (7,499)
                                                      -------
   Net increase                                       202,832
                                                      -------
                                                      -------

3. INVESTMENT TRANSACTIONS

   The Fund did not make any purchases or sales of investments, other than short-term investments and short positions, for the period ended September 30, 2000.

   At September 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes was zero.

   At September 30, 2000, the cost of investments, excluding short positions, for federal income tax purposes was $54,600.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 2.50% of the net assets of the Fund, computed on a daily basis.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

   For the period ended September 30, 2000, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $5,899 of brokerage commissions.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.
AND THE SHAREHOLDERS OF THE GRIZZLY SHORT FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grizzly Short Fund (one of the portfolios constituting the Leuthold Funds, Inc., a Maryland corporation) as of September 30, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grizzly Short Fund of the Leuthold Funds, Inc., as of September 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 2, 2000

                           (GRIZZLY SHORT FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
    Management, LLC,  Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  Firstar Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner,  Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Arthur Andersen LLP,  Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.